Exhibit 99.2

                      FULL RELEASE AND SETTLEMENT AGREEMENT


         The parties to this Agreement are Triple Peaks LLC and Steamboat LLC (collectively, "Triple Peaks") and American Skiing Company ("ASC"), Steamboat Ski and Resort Corporation, Walton Pond Apartments, Inc., and American Skiing Company Resort Properties, Inc. (collectively with ASC, "American Skiing").
         Triple Peaks and ASC entered into a Stock Purchase and Merger Agreement ("the Agreement") on January 24, 2002. The following litigation (hereinafter "the Litigation") was instituted by the parties concerning that Agreement:
         1. Triple Peaks LLC, et al. v. American Skiing Company, et al., Civil Action No. 2002CV85, District Court, Routt County, Colorado, and the appeal(s) therefrom, including ASC's pending petition for writ of certiorari to the Colorado Supreme Court (Case No. 04SC195) from the Colorado Court of Appeals (Case No. 03CA0222);
         2. Triple Peaks LLC v. American Skiing Company, et al., Civil Action No. 02-N-0683, United States District Court, District of Colorado;
         3. American Skiing Company v. Triple Peaks LLC, Civil Action No. 02-N-0808, United States District Court, District of Colorado.
         By this Full Release and Settlement Agreement (the "Release"), for the consideration set forth below, the parties hereto release and discharge each other from any and all claims, actions, liabilities, causes of action, damages, remedies, specific performance, and penalties of any kind or nature, whether now known or unknown, suspected or unsuspected, that now exist, may have existed, or may exist in the future arising out of or in any way connected with the Agreement or the Litigation, including, but not limited to, all claims that are alleged or which could have been alleged in the Litigation or any other matters arising out of or related to the Agreement (hereinafter collectively referred to as the "Released Claims"). Upon execution of this agreement, ASC further agrees to immediately dismiss with prejudice its pending petition for writ of certiorari to the Colorado Supreme Court (Case No. 04SC195).
         Triple Peaks and ASC agree that the Agreement is terminated by agreement of the parties, and the Agreement shall have no further force and effect of any kind whatsoever. Further, no party is entitled to recover damages or remedies of any kind, including specific performance, pursuant to the Agreement.
         The parties warrant and represent that they are the owners of each and every Released Claim, and that they have the right, ability, authority, and power to release them, and to execute this Release and Stipulation for Dismissal, with Prejudice, and to consummate the transactions contemplated hereby.
         The parties warrant and represent that this Release has been duly executed and delivered by each of the parties as a duly authorized, valid, legally binding and enforceable obligation of such party.
         The parties warrant and represent that the execution, delivery and performance of this Release and the consummation of the transactions contemplated hereby will not conflict with, or result in any violation or breach of or default under the certificate of incorporation, articles of organization, articles of incorporation, bylaws or other constitutive documents of such party nor under any note, license, instrument, indenture, mortgage, deed of trust or other agreement or understanding or any other restriction of any kind or character, to which such party or any of its assets or properties is subject or bound.
         ASC warrants and represents to Triple Peaks that obligations of ASC to make any payments set forth herein are pari passu with the obligations of ASC under its $120,000,000 Senior Subordinated Notes due 2006.
         ASC further warrants and represents to Triple Peaks that it has obtained all necessary consents and approvals to the terms of this Release and to consummate the transactions contemplated hereby, including but not limited to any necessary approvals and consents from its senior lenders.
         Neither party admits liability to the other for any Released Claim, and this Release shall never be treated as an admission of liability or responsibility of any party for any purpose.
         The parties represent and warrant that they have not assigned any cause of action in any way related to any Released Claim, and they agree to indemnify and hold the other harmless from any costs, including attorney's fees or damages of any kind or nature incurred by the other in defending against any person or entity claiming to be an assignee of any cause of action related to the Litigation or the Agreement.
         This Release shall be binding upon and inures to the benefit of the parties and their respective successors, assigns, administrators, trustees, employees, officers, directors, managing agents, subsidiaries, affiliates and shareholders.
         The parties and their attorneys agree that they will not disparage the other party to this Release, nor shall they communicate with the media about this Release other than to confirm in a mutually acceptable joint press release that the matter has been resolved in a matter satisfactory to both parties, and that ownership of Steamboat Springs ski area will remain with ASC. Notwithstanding the foregoing ASC may make such public disclosure of the terms of this Release as its counsel reasonably deems necessary in order to meet its obligations as a publicly traded corporation.
         The parties agree and acknowledge that this Release constitutes the final and complete agreement between the parties regarding the subject matter hereof, and that each party acknowledges that no other party, nor any agent or attorney for such party, has made any promises, representations or warranties whatsoever, whether express or implied, which are not contained or referred to herein. The terms of this Release cannot be modified or amended in any way unless such modification or amendment is documented in writing, signed by each party. Furthermore, the parties acknowledge that written or oral communications, including any documents containing proposed terms of settlement have no force or effect whatsoever.
          In the event that any term, condition, or covenant contained within this Release is held to be invalid, any such invalidity shall not affect the validity and enforceability of any other term, condition, or warranty contained herein, which shall remain in full force and effect.
The parties agree that each party shall bear its own costs, expenses, and attorney's fees relating to the Agreement, the Litigation, and this Release.
         The provisions of this Release shall not be construed or interpreted for or against any party because said parties' attorneys drafted the Agreement or any part thereof.
         This Release shall be interpreted in accordance with and governed by the laws of the state of Colorado, and shall be given full faith and credit in all other jurisdictions.
         Any and all notices or delivery of funds to Triple Peaks shall be made by facsimile and delivery service addressed to Tim Mueller, Triple Peaks, LLC, 77 Okemo Ridge Road, Ludlow, VT, 05149, Fax: 802-###-####, with a copy to James
M. Lyons, Rothberger, Johnson & Lyons, LLC, 1200 Seventeenth Street, Suite 3000, Denver, CO 80202, Fax: 303-623-9222. All notices from Triple Peaks to ASC shall be made by facsimile and delivery service addressed to Foster A. Stewart, Jr., American Skiing Company, One Monument Way, Portland, ME 04101, Fax 207-791-2607, with a copy to B. J. Fair, American Skiing Company, 136 Heber Avenue, Suite 303 Park City, Utah 84060, fax 435-615-4780 and Mary A. Wells, Wells, Anderson & Race, 1700 Broadway, Suite 1020, Denver, CO 80290, Fax: 303-830-0898.

                                  CONSIDERATION

         1. ASC will pay Triple Peaks $3,000,000.00 upon execution of this Release and the Stipulation for Dismissal, with Prejudice, of the Litigation.
         2. ASC will agree to pay Triple Peaks an additional $2,140,000 (the "Additional Payment") on or prior to April 10, 2005. From and after April 10, 2005, any unpaid portion of the Additional Payment will bear simple interest at 12% per annum through December 31, 2005. Any unpaid portion of the Additional Payment remaining outstanding as of January 1, 2006 (the "Maturity Date") will be deemed to be in default, for which defaulted amounts Triple Peaks may exercise its remedies under Paragraph 4 hereof, and will bear simple interest at 16% per annum until the date of payment. All interest will be compounded annually and will be capitalized with the Additional Payment. The Additional Payment, together with any accrued interest, may be prepaid in part or in full by ASC at any time without penalty.
         3. Upon execution of this Release and the Stipulation for Dismissal of the Litigation, Triple Peaks will fully release the Lis Pendens recorded with the Clerk and Recorder, Routt County, Colorado, reception number 562841.
         4. ASC will deliver to Triple Peaks, contemporaneously with the execution of this Release and the Stipulation for Dismissal of the Litigation, a stipulated confession of judgment in the form attached hereto as Exhibit A, in the amount of any unpaid amount of the Additional Payment, including accrued interest, if any. The confession of judgment shall be held in escrow by Triple Peaks, and shall be substituted with a new confession of judgment upon payment of any portion of the Additional Payment, with such replacement confession of judgment reflecting the fact of payments made by ASC. Upon substitution of the confession of judgment as aforesaid, the previous confession of judgment shall be returned to ASC.
         The confession of judgment will provide that it may be entered in any court of competent jurisdiction in which ASC has assets or is qualified to do business only upon 48 hours prior written notice to ASC and only upon the occurrence of one or more of the following events (each a "Default Event"):
              (a) ASC has not paid in full the Additional Payment, including accrued interest, if any, on or before the Maturity Date; or

              (b) ASC has not paid the Additional Payment, including accrued interest, if any, and the Bonus Payment (as defined below) contemporaneously with the consummation of a Triggering Event (as defined below)

         The confession of judgment will provide for immediate entry of judgment and execution thereon without further notice.
         The confession of judgment will also provide that Triple Peaks will be entitled to an increase in the judgment of up to 20% of the judgment amount as reimbursement for its reasonable collection costs and attorneys' fees, but only in the event that 30 days or more has elapsed following a Default Event and either the Additional Payment (including any accrued interest) or the Bonus Payment remains unpaid.
         The confession of judgment will be returned to ASC upon the payment of the Additional Payment, and any interest accrued thereon.
         5. In the event that ASC enters into a definitive, written agreement to sell or transfer (directly or indirectly through a subsidiary or affiliate) all or substantially all of its assets to a third party on or prior to December 31, 2005, and the closing thereof occurs on or before April 1, 2006 (such closing referred to herein as a "Triggering Event"), ASC will pay Triple Peaks a bonus payment equal to $860,000 less any interest paid or to be paid on the Additional Payment (the "Bonus Payment"). The Bonus Payment shall be made simultaneously with the consummation of the Triggering Event. It is also agreed that any unpaid Additional Payment and accrued interest thereon shall also be paid in cash simultaneously with the consummation of the Triggering Event. In the event that the Triggering Event occurs after December 31, 2004, and the Additional Payment has been made prior to the date of consummation of the Triggering Event, then the amount of the Bonus Payment shall be reduced by $250,000.
         6. Prior to ASC making an offer or accepting an offer received to sell or transfer the Steamboat ski resort to a third party, other than (i) a sale involving one or more additional ski resorts owned or controlled by ASC, (ii) a transfer of the resort to ASC or one of its subsidiaries, (iii) a transfer via foreclosure or deed in lieu to ASC's lenders or their assigns or (iv) a transfer resulting from the exercise by ASC's lenders of their rights under collateral powers of attorney, ASC shall first provide Triple Peaks with a thirty (30) day negotiation period regarding the purchase of the resort, which negotiation shall be exclusive except as to ASC's responses to any unsolicited offers received. If an agreement between ASC and Triple Peaks is not reached within 30 days of written notice from ASC regarding the offer for sale, ASC may negotiate with any other potential purchasers without restriction, and this provision shall have no further force or effect. The foregoing right of first offer shall expire three years after the date of this Release. To the extent that the Steamboat ski resort is transferred to an ASC affiliate or subsidiary, ASC shall also cause this right of first offer to be transferred and this right of first offer shall continue as an obligation of ASC and of such affiliate or subsidiary.
         The parties acknowledge that they have had advice from counsel of their choice concerning this Release, and that they enter into it voluntarily and will full knowledge of its effect and consequences.
         Dated this 8th day of July, 2004.
                                              TRIPLE PEAKS LLC

                                              By: /s/Timothy Mueller,
                                                  -------------------
                                              its managing member


                                              By: /s/Timothy Mueller
                                                  ------------------
                                                  Timothy Mueller
                                              Its:


                                              STEAMBOAT LLC

                                              By: /s/Timothy Mueller,
                                                  -------------------
                                              its managing member


                                              By: /s/Timothy Mueller
                                                  -------------------
                                                  Timothy Mueller
                                              Its:

                                              AMERICAN SKIING COMPANY


                                              By: /s/Foster A. Stewart, Jr.
                                                  ------------------------------
                                                  Foster A. Stewart, Jr.
                                              Its:Senior Vice President and
                                                  General Counsel



                                              AMERICAN SKIING COMPANY RESORT
                                              PROPERTIES, INC.


                                              By: /s/Foster A. Stewart, Jr.
                                                  ------------------------------
                                                  Foster A. Stewart, Jr.
                                              Its:Senior Vice President and
                                                  General Counsel



                                              STEAMBOAT SKI & RESORT CORPORATION


                                              By: /s/Foster A. Stewart, Jr.
                                                  ------------------------------
                                                  Foster A. Stewart, Jr.
                                              Its:Senior Vice President and
                                                  General Counsel



                                              WALTON POND APARTMENTS, INC.


                                              By: /s/Foster A. Stewart, Jr.
                                                  ------------------------------
                                                  Foster A. Stewart, Jr.
                                              Its:Senior Vice President and
                                                  General Counsel

Approved as to Form and Content:


WELLS, ANDERSON & RACE LLC


/s/Mary A. Wells
------------------------------------
Mary A. Wells
1700 Broadway, Suite 1020
Denver, CO 80290
303-830-1212
Attorneys for American Skiing
Company


ROTHGERBER, JOHNSON & LYONS LLP


/s/James M. Lyons
-------------------------------------
James M. Lyons
1200 17th Street, Suite 3000
Denver, CO 80202
303-623-9000
Attorneys for Triple Peaks LLC